FARM BUREAU LIFE INSURANCE COMPANY

Farm Bureau Life Variable Account

Supplement Dated May 9, 2019

to the

Prospectus for

Nonparticipating Flexible Premium Variable Life Insurance Policy

(dated May 1, 2019)

This supplement updates certain information about the non-participating flexible premium variable life insurance policy (the “Policy”) included in the above referenced prospectus. Please read this supplement carefully and retain it with your Policy prospectus for future reference.

This supplement amends the following disclosures in your prospectus.

1.              On page 13 of your prospectus, the table of Annual Investment Option Operating Expenses (expenses that are deducted from investment Option assets) is replaced with the following:

Annual Investment Option Operating Expenses

(expenses that are deducted from Investment Option assets)(25)

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-l) fees and other expenses)	0.10%	1.31%
Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement(26)	0.10%	1.31%

(25)  For certain Investment Options, certain expenses were reimbursed or fees waived during 2018. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements and any contractual expense reimbursement and fee waiver arrangements, annual Investment Option operating expenses would have been:

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-l) fees and other expenses)	0.10%	1.31%

(26)  The “Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the range of minimum and maximum expenses based on the expenses of all Investment Options after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Policyowners and will continue until at least April 30, 2020. Three Investment Options currently have contractual reimbursement or fee waiver arrangements in place.

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If you have any questions regarding this supplement, please contact our Home Office at 1-800-247-4170 or contact your Farm Bureau Agent.